SCHEDULE OF OTHER RECEIVABLES (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Trade and other receivables [abstract]
GST receivable	$ 14,009	$ 13,620
Amount due from Prime Source LLP	106,400	106,400
Due from the prior owners of UAV	1,613,859	1,613,859
Others	13	7,297
Other receivables (short term)	1,734,281	1,741,176
PJ Finn	798,320	743,007
Richard Evans	16,137	15,018
Other Receivables (long term)	814,457	758,025
Total Other Receivables	$ 2,548,738	$ 2,499,201